Exhibit 99.5

MORGAN STANLEY CAPITAL I INC. ABS-15G

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated residential mortgage loans acquired by Morgan Stanley Mortgage Capital Holdings LLC and/or its affiliates through a bulk purchase. The review included a total of 279 newly originated residential mortgage loans, in connection with the securitization identified as MSRM 2026-NQM2 (the “Securitization”). The Review was conducted from February 2025 through January 2026 on mortgage loans originated between February 2025 through December 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than the applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cashout refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds of business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (279 loans in total):

Four (4) loans had a Secondary Appraisal, forty (40) loans had an AVM, and one hundred sixty-seven (167) loans had Desktop Reviews. In eight (8) instances, loans had both an AVM and Desk Review(s). Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were two (2) occurrences of this.

Zero (0) loans had a Second Desk Review, and zero (0) loans had a Full Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred seventy-nine (279) mortgage loans reviewed, one hundred twenty-one (121) unique mortgage loans (43.37% by loan count) had a total of three hundred sixty-five (365) discrepancies across forty-seven (47) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	60	16.44%
Qualifying Total Reserves Number of Months	44	12.05%
Property Value	29	7.95%
Application Date	28	7.67%
DSCR	19	5.21%
ULI	18	4.93%
MIN No	18	4.93%
Property Type	10	2.74%
T & I Payment	9	2.47%
PITIA	8	2.19%
Qualifying Total Debt Income Ratio	7	1.92%
Qualifying FICO	7	1.92%
Verified Doc Type	7	1.92%
Qualifying LTV	6	1.64%
Originator Doc Type	6	1.64%
Maturity Date	6	1.64%
Qualifying CLTV	6	1.64%
Total Qualified Assets Available	6	1.64%
Qualifying Total Monthly Liabilities	5	1.37%
Mo Pymt (P&I)	5	1.37%
Borrower Appraisal Receipt Date	5	1.37%

Closing/Settlement Date	4	1.10%
Total Liquid Assets Available For Close	4	1.10%
Prepayment Penalty	4	1.10%
Sales Price	3	0.82%
Property County	3	0.82%
Borrower 1 Last Name	3	0.82%
Escrows	3	0.82%
Credit QM/ATR Designation	3	0.82%
First Payment Date	3	0.82%
Co Borrower Last Name	3	0.82%
Co Borrower First Name	3	0.82%
Underwriting Guideline Name	2	0.55%
Property City	2	0.55%
First Pymt Date	2	0.55%
Calculated DSCR	2	0.55%
P&I	2	0.55%
Borrower 1 Qualifying Income	1	0.27%
Loan Purpose	1	0.27%
Property Address	1	0.27%
Interest Only Term	1	0.27%
Loan Type	1	0.27%
Qualifying Value	1	0.27%
Prepymt - May/Will Not Penalty	1	0.27%
Monthly Taxes	1	0.27%
Cash Disbursement Date	1	0.27%
Loan Product Type	1	0.27%
Grand Total	365	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	262	$97,175,144.00	93.91%
Event Grade B	17	$10,339,213.00	6.09%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	279	$107,514,357.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	269	96.42%
Event Grade B	10	3.58%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	279	100.00%

Compliance Results: (As applicable, 189 loans within the population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	85	94.44%
Event Grade B	5	5.56%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	90	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	277	99.28%
Event Grade B	2	0.72%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	279	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	130
		Subject Property Lease - Missing or Defective	8
		Asset Documentation Missing or Defective	8
		Insufficient Assets to Close	7
		Title Insurance Missing or Defective	7
		Borrower 1 Gap Credit Report is Missing	6
		Deed Missing or Defective	6
		Non-Arms Length Transaction	4
		Closing Documentation Missing or Defective	3
		Approval/Underwriting Summary Not Provided	3
		Credit Report Missing or Defective	3
		Third Party Fraud Report not Provided	3

Entity Documentation - Missing or Defective	3
Borrower 2 Gap Credit Report is Missing	2
Purchase Contract is Incomplete	2
Hazard Insurance Effective Date is after the Disbursement Date	2
Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
Security Instrument Missing or Defective	2
Assets do not meet guideline requirements	2
The Deed of Trust is Incomplete	2
Title Insurance Coverage - Inadequate Coverage	2
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
Note Missing or Defective	2
Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	2
Income and Employment Do Not Meet Guidelines	2
Purchase is not considered to be an Arm’s Length Transaction	1
The Note is Missing	1
Excessive LTV Ratio	1
All Interested Parties Not Checked with Exclusionary Lists	1
Guideline Seasoning not Met	1
Borrower Non-US Citizen Identification Document Missing	1
Second Home Rider is Missing	1
Loan Application Missing or Defective	1
The Deed of Trust is Missing	1
Missing Income - Bank Statements	1
Fraud alert is present on the credit report	1

	Mortgage Payment History Missing or Defective	1
	Housing History Does Not Meet Guideline Requirements	1
	Business Purpose Affidavit/Disclosure Missing	1
	Sales Contract Missing or Defective	1
	ATR: Qualifying Payment Not Properly Considered	1
	Audited CLTV Exceeds Guideline CLTV	1
	ATR: Reasonable Income or Assets Not Considered	1
	Flood Certificate Missing	1
	Background Check Missing or Defective	1
	The Initial 1003 is Missing	1
	NQM Funding - B1 Gap Credit Report expired outside 30-days prior to consummation	1
	The Total Hazard Coverage is LESS than the Required Coverage Amount	1
	NQM Funding - B2 Gap Credit Report expired outside 30-days prior to consummation	1
	Title Coverage is Less than Subject Lien	1
	OFAC Check Not Completed and/or Cleared	1
	Audited HCLTV Exceeds Guideline HCLTV	1
	PUD Rider is Missing	1
	Borrower 1 3rd Party VOE Prior to Close Missing	1
	Total Credit Grade (A) Exceptions:	244
B	Audited LTV Exceeds Guideline LTV	2
	Excessive LTV Ratio	2
	Income 2 Income Trend is Decreasing	1
	Audited HCLTV Exceeds Guideline HCLTV	1
	Purchase is not considered to be an Arm’s Length Transaction	1

		Borrower 1 Gap Credit Report is Missing	1
		Housing History Does Not Meet Guideline Requirements	1
		Borrower 2 Gap Credit Report is Missing	1
		Occupancy Not Allowed	1
		Credit Event – Requirement Not Met	1
		Significant Derogatory Credit Event – Requirement Not Met	1
		Audited CLTV Exceeds Guideline CLTV	1
		Guideline Seasoning not Met	1
		Total Credit Grade (B) Exceptions:	15
Compliance	A	No Compliance Findings	38
		Higher-Priced Mortgage Loan Test	23
		eSigned Documents Consent is Missing	12
		Missing Required Affiliated Business Disclosure	8
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	6
		Homeownership Counseling Disclosure Is Missing	3
		Lender Credits That Cannot Decrease Test	3
		Charges That Cannot Increase Test	2
		MD COMAR Higher-Priced Mortgage Loan Test	2
		Revised Loan Estimate Delivery Date Test (prior to consummation)	2
		CA AB 260 Higher-Priced Mortgage Loan Test	2
		Charges That In Total Cannot Increase More Than 10% Test	2
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	1
		TILA Right of Rescission Test	1
		The Note is Not Executed	1

		CT Nonprime Home Loan Test	1
		TRID: Missing Loan Estimate	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer’s monthly payment for mortgage-related obligations not properly considered	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Total Compliance Grade (A) Exceptions:	110
	B	Charges That Cannot Increase Test	2
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Late Charge Grace Period is less than 10 days	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	5
Property	A	No Property Findings	83
		Appraisal Review - Missing	68
		Hazard Insurance Missing or Defective	4
		Appraisal Missing or Defective	2
		Third Party Valuation Product Not Provided within 10% Tolerance	2
		Completion Report or 1004D - Missing	1
		Property/Appraisal General	1
		The appraiser was not licensed (Primary Value)	1
		Appraisal is Expired	1
		Ineligible Property	1
		HOA Questionnaire is Missing	1
		Total Property Grade (A) Exceptions:	165
	B	Third Party Valuation Product Not Provided within 10% Tolerance	1
		Hazard Insurance Missing or Defective	1

Total Property Grade (B) Exceptions:	2

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.